                                                                    EXHIBIT 10.1

     Parties: This Lease is entered into on this 21st day of September, 1994, between Sobrato-Sobrato Interests, a California limited partnership, and VLSI Technology, Inc., a Delaware corporation, hereinafter called respectively Landlord and Tenant.

     Grant: Landlord hereby leases to Tenant, and Tenant hires from Landlord those certain Premises with the appurtenances, situated in the city of San Jose, county of Santa Clara, state of California, and more particularly described as follows, to-wit:

     Premises: A 96,020 square foot single-story building ("Building") of concrete tilt-up construction commonly known and designated as 1240 McKay Drive, San Jose, as outlined in Exhibit "A".

     Use: Tenant shall use the Premises only for the following purposes and shall not change the use of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld: general office; research & development; ancillary warehouse and other related legal uses.

     Rent & Term:  The term shall be for ninety eight (98) months and fifteen
(15) days, commencing on September 15, 1994 ("the Commencement Date"), and ending on November 30, 2002, payable, without deduction or offset, in monthly installments as follows:

September 15, 1994 -- November 30, 1997:        $71,055.00 per month
December 1, 1997 -- November 30, 2002:          The greater of (i) Forty Nine Thousand Nine
                                                Hundred Thirty and No/100 Dollars
                                                ($49,930.00), or (ii) the Fair Market Rental
                                                for the Premises as determined pursuant to
                                                paragraph 32 of this Lease.

The base monthly rent shall be due on or before the first day of each calendar month during the term hereof. Said rental shall be paid in lawful money of the United States of America, without offset or deduction, and shall be paid to Landlord at such place or places as may be designated from time to time by Landlord. Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment.

     Late Charges: Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, administrative, processing, accounting charges, and late charges, which may be imposed on Landlord by the terms of any contract, revolving credit, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due Landlord shall give Tenant written notice of such non-payment and if payment is not made within ten
(10) days after such notice, Tenant shall pay to Landlord a late charge equal to five (5%) percent of such overdue amount which shall be due and payable with the payment then delinquent. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant.

     IT IS FURTHER MUTUALLY AGREED BETWEEN THE PARTIES AS FOLLOWS:

     1. Possession: Tenant acknowledges that the Premises is currently subject to an existing lease with Computer Associates, Inc. ("Associates"). Landlord, Tenant and Associates have entered into a termination of lease agreement wherein Associates has agreed to surrender the Premises to Landlord on the Commencement Date and has agreed to pay certain sums to Tenant in consideration of Tenant's execution of this Lease. Tenant has agreed to accept possession of the Premises in the condition received by Landlord from Associates on the Commencement Date.

     2. Acceptance of Premises and Covenants to Surrender: By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Building and the other improvements in their present condition. Tenant agrees on the last day of the term hereof, or on the sooner termination of this Lease, to surrender the Premises to Landlord in good condition and repair, ordinary wear and tear and damage by the elements excepted. Tenant shall surrender all alterations, additions, and improvements in place to Landlord. On or before the end of the term or sooner termination of this Lease,

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

Tenant shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Tenant.

     3. Uses Prohibited: Tenant shall not commit, or knowingly suffer to be committed, any waste upon the said Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other Tenant in or around the Buildings in which the Premises may be located or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful or objectionable purpose, or place any loads upon the floor, walls, or ceiling which endanger the structure, or use any machinery or apparatus which will in any manner vibrate or shake the Premises or the Building of which it is a part, or place any harmful liquids, waste materials, or hazardous materials in the drainage system of or soils surrounding the Building. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature or any waste materials, refuse, scrap or debris shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper, other than refuse temporarily held in dumpsters.

     4. Alterations and Additions: Except as herein provided, Tenant shall not make, or suffer to be made, any structural alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained based upon Tenant's delivering to Landlord the proposed architectural and structural Plans for all such alterations. Any addition or alteration to the said Premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Landlord. Alterations and additions which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which has become an integral part of the Premises. After having obtained Landlord's required consent, Tenant agrees that it will not proceed to make such alterations or additions until three (3) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Landlord's consent shall not be required as to any single Tenant alteration of the Premises which
(i) will not affect the structural integrity of the Building constituting the Premises, and (ii) is not initially budgeted to cost more than Seventy Five Thousand Dollars ($75,000.00). Landlord's consent shall be required as to any other proposed Tenant alteration of the Building and any such consent will not be unreasonably withheld or delayed by Landlord, provided, however, that the granting of any such consent may be specifically conditioned upon the execution by Tenant of an agreement to (i) remove such alteration, and (ii) restore the structural integrity and roof of the Building (to the extent affected by such alteration) at the end of the term of this Lease.

     Notwithstanding anything contained in the preceding paragraph, Landlord has granted its consent and has further agreed that Tenant will not be required to remove at the expiration of the Lease the alterations and additions to be constructed by Tenant, at its expense, shortly after the Commencement Date as described on the plans attached hereto as Exhibit "B".

     5. Maintenance of Premises: Unless caused by Tenant's negligence, Landlord shall be solely responsible for the maintenance of the Building structure and shall make any repair or replacement required to the Building structure and parking lot including but not limited to the footings, foundation, roof structure and membrane (excluding normal roof maintenance), concrete tilt panels, exterior glazing, and parking lot. All other repairs or replacements shall be the responsibility of the Tenant. Tenant shall, at its sole cost, keep and maintain said Premises and appurtenances and every part hereof, including but not limited to, interior walls, roof membrane (normal maintenance only), plumbing, electrical and HVAC systems, and all the Tenant Interior Improvements in good and sanitary order, condition, and repair. Tenant shall provide Landlord with a copy of a service contract between Tenant and a licensed air-conditioning and heating contractor which contract shall provide for bi-monthly maintenance of all air conditioning and heating equipment at the Premises. Tenant shall pay the cost of all air-conditioning and heating equipment repairs or replacements which are either excluded from such service contract or any existing equipment warranties. Tenant shall be responsible for the preventive maintenance of the membrane of the roof, which responsibility shall be deemed properly discharged if (i) Tenant contracts with a licensed roof contractor who is reasonably satisfactory to both Tenant and Landlord, at Tenant's sole cost, to inspect the roof membrane at least every six months, with the first inspection due the sixth
(6th) month after the Commencement Date, and (ii) Tenant performs, at

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

Tenant's sole cost, all preventive maintenance recommendations made by such contractor within a reasonable time after such recommendations are made. Such preventive maintenance might include acts such as clearing storm gutters and drains, removing debris from the roof membrane, trimming trees overhanging the roof membrane, applying coating materials to seal roof penetrations, repairing blisters, and other routine measures. Tenant shall provide to Landlord a copy of such preventive maintenance contract and paid invoices for the recommended work. All vinyl wall surfaces and floor tile are to be maintained in an as good a condition as when Tenant took possession free of holes, gouges, or defacements other than any damage from ordinary wear and tear and the elements. The Tenant agrees to water, maintain and replace, when necessary, any shrubbery and landscaping.

     6. Hazard Insurance: Tenant shall not use, which is not now the case, or knowingly permit said Premises, or any part thereof, to be used, for any purpose other than that for which the said Premises are hereby leased; and no use shall be made or permitted to be made of the said Premises, nor acts done, which will cause an increase in premiums or a cancellation of any insurance policy covering said Building, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said Building and appurtenances. The Landlord agrees to purchase and keep in force fire and extended coverage insurance covering the Premises in amounts not to exceed the actual insurable value of said Premises as determined by Landlord's insurance company's appraisers. The Tenant agrees to pay to the Landlord as additional rent, on demand, the full cost of said insurance as evidenced by insurance billings to the Landlord. Payment shall be due to Landlord within ten (10) days after written invoice to Tenant. In addition Landlord agrees to purchase earthquake insurance if either (i) Tenant requests such coverage, or (ii) if earthquake insurance is commercially available at reasonable rates and if it becomes normal (which is not the case now) in the San Jose area for owners and tenants routinely to purchase earthquake insurance.

     In addition, Tenant agrees to insure its personal property, additions, alterations, and improvements and to obtain worker's compensation and public liability and property damage insurance for occurrences within the Premises of $5,000,000.00 combined single limited for bodily injury and property damage. Tenant shall name Landlord as an additional insured, shall deliver a copy of the policies and renewal certificates to Landlord. All such policies shall provide for thirty (30) days' prior written notice to Landlord of any cancellation or termination.

     It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the Commencement Date and termination date of this Lease. Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant as the case may be, or to the Premises or its contents, and which may arise from any risk covered by their respective insurance policies, as set forth above. The parties shall obtain from their respective insurance companies a waiver of any right of subrogation which said insurance company may have against the Landlord or the Tenant, as the case may be.

     7. Abandonment: Tenant shall not vacate or abandon the Premises at any time during the term; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord. Tenant cannot be held in default hereunder if Tenant continues to pay rent in accordance with this Lease, even though Tenant may have vacated the Premises in whole or in part.

     8. Free from Liens: Tenant shall keep the Premises and the property on which the Premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant.

     9. Compliance with Governmental Regulations: Tenant shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to Tenant's permitted uses of the said Premises, and shall faithfully observe in the use of

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

the Premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Landlord and Tenant.

     10. Toxic Waste and Environmental Damage: Without the prior written consent of Landlord, Tenant shall not bring, allow, use or permit upon the Premises, or generate or create at or emit or dispose from the Premises in violation of applicable laws any chemicals, toxic or hazardous gaseous, liquid or solid materials or waste, including without limitation, material or substance having characteristics of ignitability, corrosivity, reactivity, or extraction procedure toxicity or substances or materials which are listed on any of the environmental protection agency's lists of hazardous wastes or which are identified in sections 66680 through 66685 of title 22 of the California Administrative Code as the same may be amended from time to time. Tenant shall comply, at its sole cost, with all laws pertaining to, and shall indemnify and hold Landlord harmless from any claims, liabilities, costs or expenses incurred or suffered by Landlord arising from such bringing, allowing, using, permitting, generating, creating, or emitting or disposing of any such materials. Tenant's indemnification and hold harmless obligations include, without limitation, (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under common law or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any other federal, state, county or municipal law, ordinance or regulation, (ii) claims, liabilities, costs or expenses pertaining to the cleanup or containment of wastes, the identification of the pollutants in the waste, the identification of scope of any environmental contamination, the removal of pollutants from soils, riverbeds or aquifers, the provision of an alternative public drinking water source, or the long term monitoring of ground water and surface waters, and (iii) all costs of defending such claims. In order to obtain consent, Tenant shall deliver to Landlord its written proposal describing the toxic material to be brought onto the Premises, measures to be taken for storage and disposal thereof, and safety measures to be employed to prevent pollution of the air, ground, surface and ground water. The above indemnity shall not apply to the acts of third parties.

     11. Indemnity: As a material part of the consideration to be rendered to Tenant by Landlord, Tenant hereby waives all claims against Landlord for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time other than any such claim arising from Landlord's negligent acts, and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by Tenant, or from the failure of Tenant to keep the Premises in good condition and repair, as herein provided. Further, in the event Landlord is made party to any litigation due to the acts or omission of Tenant, Tenant will indemnify and hold Landlord harmless from any such claim or liability including Landlord's costs and expenses and reasonable attorney's fees incurred in defending such claims.

     12. Advertisements and Signs: Tenant will not place or permit to be placed, in, upon or about the said Premises any signs not approved by the city or other governing authority. Tenant agrees that it will remove any such signs at the expiration of the Lease.

     13. Utilities: Tenant shall pay directly to the providing utility all water, gas, heat, light, power, telephone and other utilities supplied to the Premises. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or failure to furnish any of utilities to the Premises and Tenant shall not be entitled to abatement or reduction of any portion of the rent so long as any failure to provide and furnish the utilities to the Premises is due to any cause beyond the Landlord's reasonable control.

     14. Attorney's Fees: In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein or in the event of arbitration of a dispute under this Lease, the losing party shall pay to the prevailing party a reasonable attorney's fee as

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

part of its costs which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

     15. Tenant's Default: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant: a) any failure by Tenant to pay the rental or to make any other payment required to be made by Tenant hereunder, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; b) the abandonment or vacation of the Premises by Tenant without paying rent as provided in this Lease; c) a failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; d) the making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed or stayed pending appeal within sixty (60) days after the filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days. The notice requirements set forth herein are in lieu of and not in addition to the notices required by California Code of Civil Procedure section 1161.

     15. (A) Remedies: In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant: a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease and e) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. The term "rent", as used herein, shall be deemed to be and to mean the minimum monthly installments of rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease, all other such sums being deemed to be additional rent due hereunder. As used in (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of the discount rate of the federal reserve bank of San Francisco plus two and one half (2 1/2%) percent per annum. As used in
(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one (18) percent.

     15. (B) Right to Re-enter: In the event of any such default by Tenant, Landlord shall also have the right, after terminating this Lease, to re-enter the Premises.

     15. (C) Abandonment: In the event of the vacation or abandonment of the Premises by Tenant without continuing to pay rent as provided in this Lease or in the event that Landlord shall elect to re-enter as provided in paragraph 15.(B) above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in paragraph 15.(A) above, then the provisions of California civil code section 1951.4, as amended from time to time, shall apply and Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than

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

rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting. Any alterations made by Landlord must be prudent and required to release the space to the new Tenant.

     16. Surrender of Lease: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not automatically effect a merger of the Lease with Landlord's ownership of the Premises. Instead, at the option of Landlord, Tenant's surrender may terminate all or any existing sublease or subtenancies, or may operate as an assignment to Landlord of any or all such subleases or subtenancies, thereby creating a direct relationship between Landlord and any subtenants.

     17.  This paragraph intentionally left blank.

     18. Landlord's Default: In the event of Landlord's failure to perform any of its covenants or agreements under this Lease, Tenant shall give Landlord written notice of such failure and shall give Landlord the reasonable opportunity (not exceeding thirty [30] days) to cure such failure prior to any claim for breach or for damages resulting from such failure.

     19. Taxes: Tenant shall be liable for all taxes levied against personal property and trade or business fixtures, and agrees to pay, as additional rental, all real estate taxes and special assessment installments levied on the Premises, upon the occupancy of the Premises and including any substitute or additional charges which may be imposed during the Lease term including real estate tax increases due to a sale or other transfer of the Premises, as they appear on the city and county tax bills during the Lease term, and as they become due. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease. In the event Landlord bills Tenant for real estate taxes prior to Landlord making the tax payment to the County of Santa Clara, Tenant shall have the right to make the tax payment jointly in the name of Landlord and the County of Santa Clara. In any time during the term of this Lease a tax, excise on rents, business license tax, or any other tax, however described, is levied or assessed against Landlord, as a substitute or addition in whole or in part for taxes assessed or imposed on land or Buildings, Tenant shall pay and discharge its prorata share of such tax or excise on rents or other tax before it becomes delinquent, except that this provision is not intended to cover gross or net income taxes on or measured by Tenant's income, or inheritance, gift or estate tax imposed upon the Landlord. In the event that a tax of the nature herein contemplated to be paid by Tenant is placed, levied, or assessed against Landlord and the taxing authority takes the position that the Tenant cannot pay and discharge his prorata share of such tax on behalf of the Landlord, then at the sole election of the Landlord, the Landlord may increase the rental charged hereunder by the exact amount of such tax.

     Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any real property taxes that are to be paid by Tenant. Landlord shall not be required to join in any such proceeding or contest unless the provisions of any law require that the proceeding or contest be brought by or in the name of the owner of the Premises. In such event, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord's name, provided that Landlord is not required to bear any cost in connection therewith. Any credits or refunds resulting from such effort shall be paid to Tenant.

     20. Notices: All notices given to Tenant may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Tenant at (i) the said Premises and (ii) at 1109 McKay Drive, San Jose, CA, Attn.: Purchasing Manager, whether or not Tenant has departed from, abandoned or vacated the Premises.

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

     21. Entry by Landlord: Tenant shall permit Landlord and his agents to enter into and upon said Premises at all reasonable times subject to any security regulations of Tenant for the purpose of inspecting the same or for the purpose of maintaining the Premises or for the purpose of making repairs, alterations or additions to any other portion of said Premises without any rebate of rent or without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; provided that no activity by Landlord materially interferes with Tenant's use or occupancy of the Premises. Tenant shall permit Landlord and his agents, at any time within ninety (90) days prior to the expiration of this Lease, to place upon said Premises any "for sale" or "to lease" signs and exhibit the Premises to prospective tenants at reasonable hours and upon reasonable prior notice.

     22. Destruction of Premises: In the event of a partial destruction of the Premises during the term from any cause, Landlord shall forthwith repair the same, provided such repairs can be made within one hundred eighty (180) days under the laws and regulations of state, federal, county or municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises, in the reasonable judgment of Landlord. For purposes of this paragraph "partial destruction" shall mean destruction of not more than one-third ( 1/3) of the replacement cost of the Premises. If (i) such repairs cannot be made in one hundred eighty (180) days, (ii) such repairs cannot be made under applicable laws and regulations, (iii) the damage occurs during the last twelve (12) months of the term of this Lease, or (iv) the Premises are more than partially destroyed, then Landlord or Tenant may terminate this Lease. With respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provision of section 1932, subdivision 2, and of section 1933, subdivision 4, of the Civil Code of the State of California are waived by Tenant.

     Notwithstanding the preceding paragraph, in the event of a total or partial destruction of the Premises by an uninsured casualty costing in excess of five percent (5%) of the replacement cost of the Building, Landlord shall have the option to terminate this Lease.

     In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine any controversy and their decision thereon shall be final and binding upon both Landlord and Tenant, who shall bear the cost of such arbitration equally between them. In all events Landlord shall not be required to restore additions, alterations or improvements made by Tenant or replace Tenant's fixtures or personal property except any thereof damaged by Landlord's negligent acts.

     23. Assignment or Sublease: Tenant shall be entitled from time to time during the term of this Lease to assign or sublet all or portions of the Premises but only in each instance with the prior written consent of the Landlord which shall not be unreasonably withheld or delayed. If any such proposed assignment or sublet transaction is to be upon terms and conditions which would require the assignee or subtenant to pay rent in excess of the rent payable to the Landlord by Tenant hereunder with respect to the relevant portion of the Premises, then any rent realized by Tenant under any such sublease and assignment in excess of the rent payable hereunder after reasonable subletting and assignment costs and after a reasonable management fee for Tenant's administration of the sublease, shall be divided and paid fifty percent (50%) to Landlord and fifty percent (50%) to Tenant. Tenant's obligation to pay over Landlord's portion of the consideration shall constitute an obligation for additional rent hereunder.

     Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that: (i) in Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in such a business, and the Premises, or the relevant part thereof, will be used in such a manner, that is limited to the use expressly permitted under this Lease or by applicable laws and governmental regulations; (ii) the proposed sublease shall be in form reasonably satisfactory to Landlord; and (iii) Tenant shall reimburse Landlord on demand for any reasonable, direct costs that may be incurred by Landlord in connection with said assignment or sublease up to a maximum reimbursement of $1,000.00 per transaction unless such sublease or assignment requires significant negotiation in which as the maximum reimbursement shall be $5,000.00.

     Any sublease or assignment executed with the consent of Landlord shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such sublease or assignment and the acceptance of rent or additional rent by Landlord from any subtenant or assignee, Tenant shall and will remain fully liable for the payment of the rent and additional rent due, and to become due hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, assignee or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorney fees) resulting from any claims that may be made against Landlord by any real estate brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. In the event of Tenant's default, Tenant hereby assigns all rents due from any assignment or subletting to Landlord as security for performance of its obligations under this Lease and Landlord may collect such rents as Tenant's attorney-in-fact, except that Tenant may collect such rents unless a default occurs as described in paragraph 15 above.

     Any assignment or transfer shall be made only if and shall not be effective until the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed.

     If Tenant is a corporation or partnership, all the above provisions shall apply to a transfer (by one or more transfers) of a majority of the stock of the corporation or the majority of ownership or control of the partnership (unless the sale is a result of normal trading on a national stock exchange), as if such transfer were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation or partnership that controls, is controlled by, or is under direct or indirect common control with Tenant. Landlord consents to an assignment (without releasing Tenant) to Compass Design Automation.

     The termination of this Lease due to Tenant's default shall not automatically terminate any assignment or sublease then in existence. At the election of Landlord, the assignee or subtenant shall attorn to Landlord and Landlord shall undertake the obligations of the Tenant under the sublease or assignment; provided the Landlord shall not be liable for prepaid rent, security deposits or other defaults of the Tenant to the subtenant or assignee.

     24. Condemnation: If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is suitable for Tenant's intended use hereunder, this Lease shall as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking. If all of the Premises, or such part thereof be taken so that there does not remain a portion suitable for Tenant's intended use hereunder, this Lease shall thereupon terminate at the option of Tenant. If a part of all of the Premises be taken, all compensation awarded upon such taking shall go to the Landlord and the Tenant shall have no claim thereto but Landlord shall cooperate with Tenant to seek a separate award for compensation for (i) damage to or taking of any alterations, additions or improvements made by Tenant, and (ii) Tenant's relocation costs.

     25. Effects of Conveyance: The term "Landlord" as used in this Lease, means only the owner for the time being of the land and Building, containing the Premises, so that, in the event of any sale of said land or Building, or in the event of a master Lease of the Building, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of the Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the master Tenant of the Building, that the purchaser or master Tenant of the Building has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder.

     26. Subordination: In the event Landlord notifies Tenant in writing, this Lease shall be subordinate to any deed of trust, or other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to renewals, modifications, replacements and extensions thereof. Tenant agrees to promptly execute reasonable documents which may be required to effectuate such subordination. In such subordination the lender shall agree that in the event of a foreclosure Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease. Landlord agrees to use its best efforts to obtain such a non-disturbance from the existing lender, Union Labor Life Insurance.

     27. Waiver: The waiver by Landlord of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     28. Holding Over: Any holding over after the termination or expiration of the said term, shall be construed to be a hold over tenancy from month to month and Tenant shall pay rent to Landlord at a rate equal to one hundred and fifty percent (150%) the monthly rental installment due in the month preceding the termination or expiration of the Lease and shall otherwise be on the terms and conditions herein specified, except those provisions relating to the term and any options to extend or renew, which terms are expressly waived during any hold over. Furthermore, no holding over shall be deemed or construed to exercise any option to extend or renew this Lease in lieu of full and timely exercise of any such option as required hereunder.

     29. Successors and Assigns: The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

     30. Estoppel Certificates: Tenant shall at any time during the term of this Lease, upon not less than ten (10) days prior written notice from Landlord, execute and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     31. Option to Extend: Tenant shall have the option and right to extend the term of this Lease for two (2) separate additional and successive option periods of five (5) years each, (each such period being referred to as the "Renewal Term") commencing with rent at the "Fair Market Rental", as defined in paragraph 32 below, only under the following conditions precedent: (i) Tenant is not at the time in default hereunder and no event has occurred which but for the giving of notice or the passage of time would constitute an event of default hereunder; (ii) Tenant or its subsidiaries alone is in occupation of and is conducting the business in the whole of the Premises and Tenant, for itself and its successors and assigns, hereby expressly acknowledges and agrees that this option to extend is personal to Tenant; and (iii) and Tenant has delivered written notice to Landlord not less than two hundred seventy (270) days prior to the expiration of the then existing term or any renewal term of the Lease of Tenant's intention to extend the term of the Lease.

     32. Fair Market Rental: For purposes of this Lease the term "Fair Market Rental" shall mean the going market rental as of December 1, 1997 (or as the date of commencement of each Renewal Term as applicable). In determining the Fair Market Rental the parties shall consider the all relative terms and conditions including but not limited to: (i) Tenant's financial condition, (ii) the length of the lease term, (iii) the amount of the leasing commission, (iv) the building age and condition and the existing condition and configuration of the tenant improvements, (v) tenant improvement allowances offered (though Landlord shall not be required to provide a tenant improvement allowance), and (vi) comparable rents for similar facilities in North San Jose adjusted for any rental abatement offered.

     The parties shall negotiate in good faith in order to reach agreement on the Fair Market Rental; and in the event the parties are unable to reach agreement, the matter shall be referred to arbitration by three (3) M.A.I. appraisers, experienced in the evaluation of similar rental properties in the county of Santa Clara, state of California. Landlord and Tenant shall each appoint one such arbitrator within thirty (30) days of a written request for arbitration from the other, and the two arbitrators so selected shall select a third arbitrator within fifteen (15) days after the selection of the second arbitrator. The determination of the Fair Market Rental by the three arbitrators shall be made by the vote of two (2) or more of the three arbitrators within thirty (30) days from the date of the appointment of the third arbitrator and shall be final for all purposes. The cost of arbitration shall be shared equally.

     33. Right Of First Offering To Purchase: Landlord hereby grants Tenant a right of first offering to purchase the Building. Prior to Landlord offering to sell the Building to a third party, Landlord shall give Tenant written notice of such desire and the terms and other information under which Landlord intends to sell the Building. Provided at the time of exercise Tenant is not in default, Tenant, its subsidiaries, or any approved subtenant shall have the option, which must be exercised, if at all, by written notice to Landlord within ten (10) days after Tenant's receipt of Landlord's notice, to purchase the Building at the sales price and terms of sale specified in the notice. In the event Tenant timely exercises such option to purchase the Building, Landlord shall sell the Building to Tenant, and Tenant shall purchase the Building from Landlord in accordance with the price and terms specified in Landlord's notice. Landlord and Tenant shall, in good faith, attempt to reach agreement on the terms of a mutually acceptable purchase agreement consistent with the terms set forth in Landlord's notice within thirty (30) days of Landlord's notice. In the event (i) Landlord and Tenant are unable to reach agreement on a mutually acceptable purchase agreement within such thirty (30) day period or (ii) Tenant fails to exercise Tenant's option within said ten (10) day period, Landlord shall have one hundred eighty (180) days thereafter to sell the Building at no less than ninety percent (90%) of the sales price and upon the same or substantially the same other terms of sale as specified in the notice to Tenant. In the event Landlord fails to sell the Building within said one hundred eighty (180) day period or in the event Landlord proposes to sell the Building at less than ninety percent (90%) of the sales price or on other material terms which are more favorable to the prospective purchaser than that proposed to Tenant, Landlord shall be required to resubmit such offer to Tenant in accordance with this Right of First Offering.

     This Right of First Offering shall automatically terminate, (i) upon the expiration or sooner termination of the Lease, or (ii) in the event of a foreclosure or other involuntary transfer of Landlord's interest in the Premises. Notwithstanding the forgoing, this Right of First Offering shall not apply to transfers of all or a portion of the Building to (i) John A. Sobrato and/or John M. Sobrato (individually and collectively "Sobrato"), and (ii) any immediate family member of Sobrato, and (iii) any trust established, in whole or in part, for the benefit of Sobrato and/or any immediate family member of Sobrato, (iv) any partnership in which Sobrato or any immediate family member, either directly or indirectly (e.g., through a partnership or corporate entity or a trust) retains a general partner interest, and/or (v) any corporation under the control, either directly or indirectly, by Sobrato or any immediate family member of Sobrato, however such transferee shall remain subject to the terms of this paragraph 33.

     34. Option to Lease 1290 McKay: Tenant shall have an option to lease 1290 McKay by consisting of 81,216 rentable square feet only under the following conditions precedent: (i) Tenant is not at the time in default hereunder and no event has occurred which but for the giving of notice or the passage of time would constitute an event of default hereunder; (ii) Tenant or its subsidiary alone is in occupation of and is conducting the business in the whole of the Premises and Tenant, for itself and its successors and assigns, hereby expressly acknowledges and agrees that this option to extend is personal to Tenant and its subsidiaries; and (iii) and Tenant has delivered written notice to Landlord between June 1, 1997 and June 30, 1997. In the event Tenant exercises this option, the parties shall enter into a lease for 1290 McKay and substantially the same terms and conditions as those contained in this Lease including a lease expiration date of November 30, 2002. Base monthly rent for 1290 McKay shall be the greater of (i) 66c psf ("Minimum Rent") or (ii) the then applicable Fair Market Rental determined pursuant to paragraph 32 above. If the Fair Market Rental is determined to be less than Minimum Rent and Tenant is unwilling to pay the Minimum Rent, Tenant shall have the right to rescind its exercise of its option to lease 1290 McKay. If Tenant rescinds its option and Landlord subsequently decides to offer 1290 McKay to a third party at a rent less than the Minimum Rent, Landlord shall be obligated to first submit Tenant the revised business terms upon which it is willing to lease such space and Tenant shall have a ten (10) day period under which to accept such terms or Landlord shall be free to lease the 1290 McKay on such terms to a third party.

     35. Options: In the event that Tenant hereunder has any multiple options to extend this Lease, a later option to extend the Lease cannot be exercised unless the prior option has been so exercised.

     36. Quiet Enjoyment: Upon Tenant's faithful and timely performance of all the terms and covenants of the Lease, Tenant shall quietly have and hold the Premises for the term and any extensions thereof.

     37. Landlord's Liability: If Tenant should recover a money judgment against Landlord arising in connection with this Lease, the judgment shall be satisfied only out of Landlord's interest in the Premises including the improvements and real property and neither Landlord or any of its partners shall be liable personally for any deficiency.

     38.  Authority of Parties:

     (a) Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     (b) Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership. And furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

     39. Miscellaneous Provisions: All rights and remedies hereunder are cumulative and not alternative to the extent permitted by law and are in addition to all other rights and remedies in law and in equity.

     If any term or provision of this Lease is held unenforceable or invalid by a court of competent jurisdiction, the remainder of the Lease shall not be invalidated thereby but shall be enforceable in accordance with its terms, omitting the invalid or unenforceable term.

     This Lease shall be governed by and construed in accordance with California law.

     Time is of the essence hereunder.

     The headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

     If Tenant fails to perform any obligation required under this Lease or by law or governmental regulation, Landlord, after giving Tenant written notice of its intention to do so, in its sole discretion may without notice perform such obligation, in which event Tenant shall pay Landlord as additional rent all sums paid by Landlord in connection with such substitute performance within ten (10) days following Landlord's written notice for such payment. Any delinquent sum shall bear interest at the maximum lawful contract rate permitted to be charged under California law.

     If Landlord and Tenant become parties to any litigation concerning this Lease, the Premises, the Building or the project by reason of any alleged act or omission of one to the other the losing party shall be liable to the other for reasonable attorneys fees, court costs and litigation expenses incurred by the other in the litigation, whether or not such litigation leads to actual court action.

     All monetary sums due from Tenant to Landlord under this Lease shall be deemed to be rent.

     In witness whereof, Landlord and Tenant have executed these presents, the day and year first above written.

LANDLORD                               TENANT
Sobrato-Sobrato Interests,             VLSI Technology, Inc.,
a California limited partnership       a Delaware corporation

By:  /s/    J M SOBRATO                By:  /s/   THOMAS F. MULVANEY
    --------------------------------       -----------------------------------
Its: Trustee for the General Partner   Its: Vice President

                            EXHIBIT "A" -- PREMISES

          [CONTAINS DIAGRAM OF POTENTIAL LAYOUT OF LEASED FACILITIES]

                EXHIBIT "B" -- ALTERATIONS APPROVED BY LANDLORD

           [WAS NOT COMPLETED AND THEREFORE INTENTIONALLY LEFT BLANK]

                                       28